SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - March 1, 2004


                     MICRO INTERCONNECT TECHNOLOGY, INC.
--------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


            Nevada                       333-52721          02-0497440
--------------------------------------------------------------------------------
 (State or other jurisdiction of        (Commission       (I.R.S. Employer
          incorporation)                File Number)     Identification Number)

                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963
                    (Address of principal executive offices)


                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                 (772) 231-5947
                (Issuer's facsimile number, including area code)

                        645 Beachland Boulevard, Suite 2
                            Vero Beach, Florida 32963
         (Former name or former address, if changed since last report)


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.

Other Events and Regulation FD Disclosure.

         On March 1, 2004, Micro Interconnect Technology, Inc., a Nevada corporation ("MITR") entered into a Letter of Intent to acquire Advanced Aluminium Group ("AAG"), a diversified producer of aluminium extrusions and manufactured parts located in the United Kingdom. MITR shall acquire all of the issued and outstanding common shares of AAG in exchange for MITR's issuance to the shareholders of AAG common shares of MITR representing 90% of the issued and outstanding common shares of MITR after giving effect to the acquisition. At the close of the transaction, it is contemplated that a new board of directors will be designated by the AAG shareholders and that such Board will include one member to be designated by the current principal shareholder of MITR. MITR's acquisition of AAG is subject to the negotiation and execution of a definitive acquisition agreement. The transaction is presently expected to close by the end of April 2004.

         Formed in 2003, AAG brought together several well-established companies in order to provide complete one-stop aluminium extrusion services. AAG operates through the following wholly owned subsidiaries:


                  Since 1965, Seco Aluminium Limited ("Seco") has been a leading provider of aluminium extrusion design and production services and specializes in meeting just-in-time delivery schedules. Seco provides complete supply-chain management including component design, fabrication, warehousing and delivery. Seco currently has 130 employees.

                  WHJ Fagg and Son, formed in 1965, provides precision engineering, tool making and volume production of machined aluminium components primarily for the automotive industry. It currently has 60 employees.

                  Extrusions Direct, a division of Seco, specializes in extrusion design, aluminium forming and machining, and aluminium welding and provides complete product manufacturing, assembly, warehousing and delivery.

                  Climatix   specializes   in  the   architectural   design  and
                  manufacturing of heating and ventilating air conditioning systems.

         Aluminium is a high strength, lightweight, corrosive resistant, structural material that continues to replace steel, wood and other traditional materials due to its design versatility, low cost tooling and recycling ability. Aluminium extrusions are used by AAG's customers in a variety of products and industries including aerospace, automotive, hospitals, railway coaches and architectural applications (doors, windows and conservatories).


         AAG's companies are ISO accredited and its facilities are located in Essex, United Kingdom. It is presently negotiating for the purchase of a new factory in the Czech Republic in order to supply new and existing clients whose manufacturing facilities are located in the Czech Republic and southern Poland.

ITEM 7.

Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibits.

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Micro Interconnect Technology, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MIRCO INTERCONNECT TECHNOLOGY, INC.
March 12, 2004

By:  /s/ Kevin R. Keating
     ---------------------------------------------
     Kevin R. Keating, President and Sole Director